Exhibit 21.1

IMH FINANCIAL CORPORATION

LIST OF ENTITIES AND SUBSIDIARIES

Investors Mortgage Holdings, Inc., an Arizona corporation, wholly-owned subsidiary of IMH Financial Corporation, and parent of:

1.	Investors Mortgage Holdings California, Inc., a California corporation (100% shareholder)

IMH Holdings, LLC, an Arizona limited liability company, wholly-owned subsidiary of IMH Financial Corporation, and sole member of:

1.	SWI Management, LLC, an Arizona limited liability company
2.	IMH Management Services, LLC, an Arizona limited liability company

Infinet Financial Group, LLC, a Delaware limited liability company, wholly-owned subsidiary of IMH Financial Corporation, and sole member of:

1.	Infinet Securities, LLC, a Delaware limited liability company

IMH Financial Corporation, a Delaware corporation, and sole member of the following special asset entities:

1.	IMH Special Asset NT 76, LLC, a Delaware limited liability company
2.	IMH Special Asset LR, LLC, an Arizona limited liability company
3.	IMH Special Asset NT 154, LLC, an Arizona limited liability company
4.	IMH Special Asset NT 100, LLC, a Delaware limited liability company
5.	IMH Special Asset NT 101, LLC, a Delaware limited liability company
6.	IMH Special Asset NT 102, LLC, an Arizona limited liability company
7.	IMH Special Asset NT 107, LLC, a Delaware limited liability company
8.	IMH Special Asset NT 118, LLC, an Arizona limited liability company
9.	IMH Special Asset NT 132, LLC, an Arizona limited liability company
10.	IMH Special Asset NT 154, LLC, an Arizona limited liability company
11.	IMH Special Asset NT 137, LLC, an Delaware limited liability company
12.	IMH Special Asset NT 139, LLC, an Delaware limited liability company
13.	IMH Special Asset NT 140, LLC, an Arizona limited liability company
14.	IMH Special Asset NT 209, LLC, an Arizona limited liability company
15.	IMH Special Asset NT 152, LLC, an Arizona limited liability company
16.	IMH Special Asset NT 155, LLC, an Arizona limited liability company
17.	IMH Special Asset NT 158, LLC, an Arizona limited liability company
18.	IMH Special Asset NT 160, LLC, an Arizona limited liability company
19.	IMH Special Asset NT 161, LLC, an Arizona limited liability company
20.	IMH Special Asset NT 162, LLC, an Arizona limited liability company
21.	IMH Special Asset NT 163, LLC, an Arizona limited liability company
22.	IMH Special Asset NT 164, LLC, an Arizona limited liability company
23.	IMH Special Asset NT 168, LLC, an Arizona limited liability company
24.	IMH Special Asset NT 172, LLC, an Arizona limited liability company
25.	IMH Special Asset NT 175-IGH, LLC, an Arizona limited liability company
26.	IMH Special Asset NT 175-AVN, LLC, an Arizona limited liability company

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Exhibit 21.1

IMH FINANCIAL CORPORATION

LIST OF ENTITIES AND SUBSIDIARIES

27.	IMH Special Asset NT 176, LLC, an Arizona limited liability company
28.	IMH Special Asset NT 178, LLC, an Arizona limited liability company
29.	IMH Special Asset NT 181, LLC, an Arizona limited liability company
30.	IMH Special Asset NT 184, LLC, an Arizona limited liability company
31.	IMH Special Asset NT 186, LLC, an Arizona limited liability company
32.	IMH Special Asset NT 192, LLC, an Delaware limited liability company
33.	IMH Special Asset NT 194, LLC, an Arizona limited liability company
34.	IMH Special Asset NT 198, LLC, an Arizona limited liability company
35.	IMH Special Asset NT 199, LLC, an Arizona limited liability company
36.	IMH Special Asset NT 203, LLC, an Arizona limited liability company
37.	IMH Special Asset NT 209, LLC, an Arizona limited liability company
38.	IMH Special Asset NT 221, LLC, an Arizona limited liability company
39.	IMH Special Asset NT 222, LLC, an Arizona limited liability company
40.	IMH Special Asset NT 228, LLC, an Arizona limited liability company
41.	IMH Special Asset NT 232, LLC, an Arizona limited liability company
42.	IMH Special Asset NT 233, LLC, an Arizona limited liability company
43.	IMH Special Asset NT 235, LLC, an Arizona limited liability company
44.	IMH Special Asset NT 236, LLC, an Arizona limited liability company
45.	IMH Special Asset NT 242, LLC, an Arizona limited liability company
46.	IMH Special Asset NT 246, LLC, an Arizona limited liability company
47.	IMH Special Asset NT 247, LLC, an Arizona limited liability company
48.	IMH Special Asset NT 250, LLC, an Arizona limited liability company
49.	IMH Special Asset NT 254, LLC, an Arizona limited liability company
50.	IMH Special Asset NT 266, LLC, an Arizona limited liability company
51.	IMH Safari Loans, LLC, an Arizona limited liability company
52.	Lomas, LLC, an Arizona limited liability company
53.	BR North 223, LLC, an Arizona limited liability company
54.	Central Valley 1206, LLC, an Arizona limited liability company
55.	Isleton 300, LLC, an Arizona limited liability company
56.	Cheney, LLC, an Arizona limited liability company
57.	Fowler 171, LLC, an Arizona limited liability company
58.	NM-Emerald, LLC, an New Mexico company
59.	NM-Indian, LLC, an New Mexico company
60.	Porterville 179, LLC, an Arizona limited liability company
61.	Tulare 167, LLC, an Arizona limited liability company
62.	Tulare 207, LLC, an Arizona limited liability company
63.	Samol, LLC, an Arizona limited liability company
64.	AZ-Waters Edge, LLC, an Arizona limited liability company
65.	May, LLC, an Arizona limited liability company
66.	Heber, LLC, an Arizona limited liability company
67.	AZ-Havasu, LLC, an Arizona limited liability company
68.	AZ-Havasu Golden Valley, LLC, an Arizona limited liability company
69.	AZ-Havasu Kingman, LLC, an Arizona limited liability company

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Exhibit 21.1

IMH FINANCIAL CORPORATION

LIST OF ENTITIES AND SUBSIDIARIES

70.	AZ-Havasu S 2.08, LLC, an Arizona limited liability company
71.	AZ-Havasu SN 67, LLC, an Arizona limited liability company
72.	AZ-Havasu LN, LLC, an Arizona limited liability company
73.	Satsuma St. Lender, LLC, an Arizona limited liability company
74.	Recovery Asset Fund, LLC, an Arizona limited liability company
75.	CA-Daley, LLC, an Arizona limited liability company
76.	NT 233 Oak Creek Lots, LLC, an Arizona limited liability company
77.	IMH LR Real Estate, LLC, an Arizona limited liability company
78.	IMH DWL Lender, LLC, an Arizona limited liability company
79.	IMH LR Clubhouse, LLC, an Arizona limited liability company
80.	LR Water, LLC an Arizona limited liability company*
81.	IMH LR Golf, LLC, an Arizona limited liability company**
82.	IMH LR Restaurant, LLC, an Arizona limited liability company**

     *100% sole member is IMH LR Clubhouse, LLC, an Arizona limited liability company

     **100% sole member is IMH LR Real Estate, LLC, an Arizona limited liability company

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